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                                                                   EXHIBIT 10.7

                                  AMENDMENT NO. 1
                                         TO
                                MANAGEMENT AGREEMENT

          This Amendment No. 1 to Management Agreement (this "AMENDMENT") is made and entered into as of September 15, 1998 by and among Elgar Holdings, Inc., a Delaware corporation ("HOLDINGS"), Elgar Electronics Corporation, a California corporation ("ELGAR") and J.F. Lehman & Company, Inc., a Delaware corporation (the "ADVISOR"). Except as otherwise provided herein, capitalized terms used herein will have the meanings ascribed to them in the Management Agreement (as defined below).

                                 W I T N E S S E T H

          WHEREAS, the Holdings, Elgar and the Advisor entered into that certain Management Agreement, dated as of February 3, 1998 (the "AGREEMENT"), pursuant to which the parties agreed, among other things, that the Advisor shall be entitled to receive an Annual Fee for certain management services rendered by the Advisor to Elgar in accordance with the terms of Section 1(b) of the Agreement;

          WHEREAS, Holdings, Elgar and the Advisor also entered into that certain Management Services Agreement, dated as the date hereof (the "MANAGEMENT SERVICES AGREEMENT"), effective as of February 3, 1998, which sets forth in greater detail the management services to be provided by the Advisor to Elgar and the fees to be paid to the Advisor in connection with the provision of those services; and

          WHEREAS, Holdings, Elgar and the Advisor now desire to amend the Agreement to delete Section 1(b) from the Agreement, effective as of February 3, 1998, and to replace the matters discussed therein with the Management Services Agreement and (ii) to amend Section 4(i) of the Agreement to provide that the Agreement will terminate on February 3, 2003 if not sooner terminated pursuant to the provisions of Section 4(ii); and

          WHEREAS, Holdings, Elgar and the Advisor desire to further amend the Agreement to amend Section 4(i) of the Agreement to provide that the Agreement will terminate on February 3, 2003 if not sooner terminated pursuant to the provisions of Section 4(ii) of the Agreement.

          NOW, THEREFORE, BE IT RESOLVED, that in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                      AGREEMENT

          1. Section 1(b) of the Agreement is hereby amended in its entirety to read:

               "(b) Intentionally left blank."

          2. The language contained in Section 4(i) of the Agreement is hereby amended in its entirety to read:

               "(i) February 3, 2003 and"

          3. This Amendment may be executed in one or more counterparts, all of which will constitute one and the same instrument.

          4. Except as amended hereby, the Agreement shall continue in full force and effect.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

                              ELGAR HOLDINGS, INC.

                              By:  /s/ KENNETH R. KILPATRICK
                                   ---------------------------------------
                                   Kenneth R. Kilpatrick
                                   President and Chief Executive Officer


                              ELGAR ELECTRONICS CORPORATION

                              By:  /s/ Kenneth R. Kilpatrick
                                   ---------------------------------------
                                   Kenneth R. Kilpatrick
                                   President and Chief Executive Officer


                              J.F. LEHMAN & COMPANY, INC.

                              By:  /s/ Donald Glickman
                                   ---------------------------------------
                                   Donald Glickman
                                   Managing Principal


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